UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

MICREL, INCORPORATED
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

001-34020	94-2526744
(Commission File Number)	(IRS Employer ID Number)

2180 Fortune Drive, San Jose, California 95131
(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 20, 2015, Micrel, Incorporated (the “Company”) announced that the Company’s Board of Directors has decided to undertake a comprehensive review of strategic alternatives to enhance value for shareholders.

The Company’s Board of Directors also announced the formation of a transactions committee (the “Transactions Committee”) to lead the review and evaluation of any strategic alternatives. The Transactions Committee is composed of three independent members of the Board of Directors: Robert R. Herb (chairman), John E. Bourgoin and Daniel J. Heneghan.

There can be no assurance that the Company’s exploration of strategic alternatives will result in any transaction. The Company does not currently intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific transaction or otherwise concludes the review of strategic alternatives. It is possible that this exploration of strategic alternatives will lead to the conclusion that the Company's shareholders are best served by continuing to own and operate our current businesses for the present time.

Credit Suisse Securities (USA) LLC is serving as financial advisor to the Company and Davis Polk & Wardwell LLP is providing legal advice in connection with this process.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future opportunities that are available to the Company, existence of any viable strategic alternatives and whether any future decisions by the Company will enhance stockholder value. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: availability of strategic alternatives, economic or financial difficulties experienced by our customers; the effect of business conditions in the computing, wireless, telecommunications and industrial markets; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology, market adoption, revenue growth and margins of acquired products; changes in demand for the Company’s products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company’s financial statements and forecasts; the global economic situation; the ability of the Company’s vendors and subcontractors to supply or manufacture the Company’s products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of the Company’s common stock and other market conditions; the difficulty of predicting our future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow, and economic and industry projections. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and including the risks and uncertainties of whether any strategic alternative will be identified by the Transactions Committee, whether it will be pursued, whether it will receive Board of Directors and stockholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all stockholders of the Company. All forward-looking statements are made as of today, and the Company disclaims any duty to update such statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED

Date: January 20, 2015	/s/ Robert E. DeBarr
Robert E. DeBarr,
Chief Financial Officer and Vice President of Finance and Human Resources